Exhibit 99.9

Item #4 Form ABS Due Diligence 15E
Item #5 Form ABS Due Diligence 15E

To Whom It May Concern:

Solidifi Title & Closing, LLC (“Solidifi”) was engaged by Opus Capital Markets Consultants, LLC as diligence agent to provide title reports for a population of 19 mortgage loans. Solidifi, in order to provide said reports, completed a detailed land records search on each asset to obtain all of the following information as it pertains to the ownership & encumbrance of each residential asset pledged as security:

●	Vesting Information

●	Transfer/Conveyance Information

●	Mortgage Information

●	Judgment/Lien Information

●	Additional Recorded Document Information

●	Bankruptcy Information

●	Legal Description

Provided with each title report was a summary of all aforementioned information, recorded copies of all pertinent documents, and an Excel data file with all property report data output information.

The assets reviewed in this population of 19 mortgage loans were all residential single-family & multi-family homes.

Solidifi completed a review of the 19 title reports to identify potential liens/judgments that may exists affecting each mortgage loan’s first lien status, as well as liens/judgments recorded post-origination. With respect to these 19 mortgage loans:

1.	As set forth in the title reports, the subject mortgage loans are recorded in all the appropriate recording jurisdictions.

2.	As set forth in the title search reports, the subject mortgage is in 1st lien position, with the exception of:

a.	Zero mortgage loans for which potentially superior pre-origination mortgage and non-mortgage liens were found of record. For those loans, the total amount of such potentially superior pre-origination mortgage liens is $0.00. Solidifi did not need to review any of the origination title policies since no exceptions were identified.

b.	Zero mortgage loans for which potentially superior pre-origination mortgage and non-mortgage liens were found of record. For those loans, the total amount of such potentially superior pre-origination mortgage liens is $0.00. Solidifi did not need to review any of the origination title policies since no exceptions were identified.

c.	Zero mortgage loans for which potentially superior pre-origination mortgage and non-mortgage liens were found of record. For those loans, the total amount of such potentially superior pre-origination mortgage liens is $0.00. Solidifi did not need to review any of the origination title policies since no exceptions were identified.

3.	As set forth in the title search reports:

a.	Zero mortgage loans with a potentially superior, post-origination lien/judgment. The total amount of such potentially superior post-origination HOA lien is $0.00.

b.	Zero mortgage loans with a potentially superior, post-origination Municipal lien. The total amount of such potentially superior post-origination lien/judgment is $0.00.

Thank You,

Solidifi Title & Closing, LLC

Solidifi | 127 John Clarke Road | Middletown | Rhode Island | 02842 | P: 1.800.554.6327 | F: 1.401.537.9119 | www.solidifi.com